UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 663-6900

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	PKI	The New York Stock Exchange
1.875% Notes due 2026	PKI 21A	The New York Stock Exchange
0.600% Notes due 2021	PKI 21B	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Other Events.

As previously disclosed in the Current Report on Form 8-K filed on January 7, 2021 by PerkinElmer, Inc. (the “Company”), on January 7, 2021, the Company, PerkinElmer (UK) Holdings Limited and Oxford Immunotec Global PLC (“Oxford”) entered into an Implementation Agreement (the “Implementation Agreement”) under which the Company will acquire Oxford (the “Acquisition”) on the terms and conditions therein.

On January 11, 2020, the Company presented at the 2021 J.P. Morgan Healthcare Conference. The Company used the materials attached as Exhibit 99.1 hereto in its presentation, and the relevant portion of the transcript of the oral presentation is attached as Exhibit 99.2

In accordance with General Instruction B-2 of Form 8-K, the information set forth in or incorporated by reference into this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials, dated January 11, 2021

99.2	Presentation Transcript, dated January 11, 2021

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

Important Information Will Be Filed with the SEC

Further details of the Acquisition and the U.K. High Court of Justice-sanctioned scheme of arrangement under Part 26 of the U.K. Companies Act 2006 between Oxford and its shareholders under which the Acquisition will be implemented (the “Scheme”) will be contained in the scheme document to be dispatched to (among others) Oxford’s shareholders and the proxy statement which will be filed with the United States Securities and Exchange Commission (“SEC”) and mailed to Oxford shareholders, copies of which will also be posted along with notices of the court meeting and general meeting and the forms of proxy. The scheme document and proxy statement will contain important information about the Company, Oxford, the Acquisition and related matters. Investors and security holders are urged to read the scheme document and proxy statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the scheme document and proxy statement and other documents filed with the SEC by the Company and Oxford through the web site maintained by the SEC at www.sec.gov, or free of charge from Oxford at www.oxfordimmunotec.com or by directing a request to Oxford at mtmclaughlin@oxfordimmunotec.com. Any voting decision or response in relation to the Acquisition should be made solely on the basis of the scheme document and the proxy statement.

The Company and Oxford, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Implementation Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the fiscal year ended December 29, 2019 and its proxy statement dated March 11, 2020, which are each filed with the SEC. Information regarding Oxford’s directors and executive officers is contained in Oxford’s Form 10-K for the fiscal year ended December 31, 2019 and its proxy statement dated April 29, 2020, which are each filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Implementation Agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the scheme document and proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements made herein contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to each company’s customers and end-markets, and plans concerning business development opportunities, acquisitions and divestitures. Words such as “believes,” “intends,” “anticipates,” “plans,” “expects,” “projects,” “forecasts,” “will,” “may,” “could” and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on the management of each company’s current assumptions and expectations and no assurances can be given that their assumptions or expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. These factors include, without limitation: the failure of all of the closing conditions of the proposed Acquisition to be satisfied, including receipt of requisite approvals by Oxford’s shareholders, and the sanction of the Scheme by the Court, which conditions may not be satisfied or waived; uncertainties as to the timing of the consummation of the Acquisition and the ability of each party to consummate the Acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the Implementation Agreement; the effect of the announcement or pendency of the proposed Acquisition on the Company’s or Oxford’s business, operating results, and relationships with customers, suppliers, competitors and others; risks that the proposed Acquisition may disrupt the Company’s or Oxford’s current plans and business operations; potential difficulties retaining employees as a result of the proposed Acquisition; risks related to the diverting of management’s attention from the Company’s or Oxford’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company or Oxford related to the Implementation Agreement or the proposed Acquisition; markets into which the parties sell products declining or not growing as anticipated; effect of the COVID-19 pandemic on sales and operations of the parties; fluctuations in the global economic and political environments; the ability of the parties to execute acquisitions (including the Acquisition) and license technologies, or to successfully integrate acquired businesses and licensed technologies; the failure of the Company or Oxford to maintain compliance with applicable government regulations; regulatory changes; the failure of the Company or Oxford to comply with healthcare industry regulations; economic, political and other risks associated with foreign operations; the ability to retain key personnel; significant disruption in information technology systems, or cybercrime; the ability of the Company to obtain future financing; the United Kingdom’s withdrawal from the European Union; the ability of the Company to realize the full value of Oxford’s intangible assets; significant fluctuations in the stock price of the Company or Oxford; and other factors which are described under the caption “Risk Factors” in the most recent quarterly report on Form 10-Q and in other filings with the SEC of each of the Company and Oxford.

The information contained in the Company’s filings with SEC, including in the Company’s Form 10-K for the fiscal year ended December 29, 2019 identifies other important factors that could cause actual results to differ materially from those stated in or implied by the forward-looking statements herein.

The information contained in Oxford’s filings with SEC, including in Oxford’s Form 10-K for the year ended December 31, 2019 identifies other important factors that could cause actual results to differ materially from those stated in or implied by the forward-looking statements herein.

The Company’s and Oxford’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon forward-looking statements. We anticipate that subsequent events and developments will cause our views to change. However, while the Company or Oxford may elect to update these forward-looking statements at some point in the future, each of the Company and Oxford specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s or Oxford’s views as of any later date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: January 11, 2021	By:	/s/ Joel S. Goldberg
Joel S. Goldberg
Senior Vice President, Administration, General Counsel and Secretary

Exhibit 99.1 J.P. MORGAN Healthcare Conference Prahlad Singh Chief Executive Officer January 11, 2021 1Exhibit 99.1 J.P. MORGAN Healthcare Conference Prahlad Singh Chief Executive Officer January 11, 2021 1

SAFE HARBOR This presentation contains forward-looking statements which are statements relating to future events. These statements include those relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to our customers and end-markets, and plans concerning business development opportunities. Words such as believes, intends, anticipates, plans, expects, projects, forecasts, will and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on management's current assumptions and expectations and no assurances can be given that our assumptions or expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. A detailed description of these risk factors can be found under the caption “Risk Factors” in our most recent quarterly report on Form 10-Q and in our other filings with the Securities and Exchange Commission. We disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this presentation also contains non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the embedded hyperlink and is available on the “Investor Events” section of our investor relations website at ir.perkinelmer.com. 2SAFE HARBOR This presentation contains forward-looking statements which are statements relating to future events. These statements include those relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to our customers and end-markets, and plans concerning business development opportunities. Words such as believes, intends, anticipates, plans, expects, projects, forecasts, will and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on management's current assumptions and expectations and no assurances can be given that our assumptions or expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. A detailed description of these risk factors can be found under the caption “Risk Factors” in our most recent quarterly report on Form 10-Q and in our other filings with the Securities and Exchange Commission. We disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this presentation also contains non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the embedded hyperlink and is available on the “Investor Events” section of our investor relations website at ir.perkinelmer.com. 2

What You'll Hear Today

Continued Progress against Our Strategic Foundation …

Recent Focus

- **PORTFOLIO TRANSFORMATION**
- **ORGANIZATIONAL ALIGNMENT**
- **STRATEGIC PRIORITIES**

Value Creation Framework

- *Add Meaningful Scale*
- *Maximize Growth Accelerators*
- *Strengthen Core Right to Win*

\+ *Operational Excellence to Drive Margin & Efficiency*

… Positioning Us for Future Success

- COVID-19 response ***validates our foundational efforts***
- Enhanced ***Diagnostics brand*** bolsters existing positions
- Confidence in ***long-term value creation*** opportunities

3

PORTFOLIO TRANSFORMATION

☑ Attractive **END MARKETS**	**>80%** of 2020 revenue from **Diagnostics and Life Sciences**	Positioned for **more stable** **MSD+ growth**
☑ Improved **PRODUCT MIX**	**>70%** of portfolio in **consumables, services, & software**	Supporting **more consistent** and **linear revenue**
☑ Increased **GEOGRAPHIC REACH**	Revenue balanced **equally across the globe**	**33%** of revenue in higher growth **emerging markets**
☑ Strengthened **CAPABILITIES**	**~$2.5B deployed capital** over past five years*	**Expanded into adjacencies,** increasing **TAM to $70-75B**



Reinforcing our solid foundation for continued success

* Does not include the potential Oxford Immunotec acquistion

4

STRENGTHENED CAPABILITIES: TWO RECENT ACQUISITIONS IN ADJACENT MARKETS

- ☑ Attractive **END MARKETS**
- ☑ Improved **PRODUCT MIX**
- ☑ Increased **GEOGRAPHIC REACH**
- ☑ Strengthened **CAPABILITIES**



~$800M capital deployed in new adjacent markets growing HSD

horizon INSPIRED CELL SOLUTIONS	Oxford Immunotec
Closed December 23	*Closing 1H21*
$3B TAM	**>$1B TAM**
Gene Editing	Latent TB Diagnostics

PKI Synergies

- ✓ Creating value through **automation expertise**
- ✓ Increasing **global channel reach**

5

ORGANIZATIONAL ALIGNMENT Unified R&D Positioned 2K+ One to Drive Product Vitality & Decrease Time Person Global R&D R&D Team to Market Global Commercial Unified 6K+ Resources Localized to Go-to- the Customer across a Global Commercial Market Resources Broad Portfolio Centralized Operations 3K+ Global to Leverage Global Operations Operations & Expertise and Scale Logistics Team 6ORGANIZATIONAL ALIGNMENT Unified R&D Positioned 2K+ One to Drive Product Vitality & Decrease Time Person Global R&D R&D Team to Market Global Commercial Unified 6K+ Resources Localized to Go-to- the Customer across a Global Commercial Market Resources Broad Portfolio Centralized Operations 3K+ Global to Leverage Global Operations Operations & Expertise and Scale Logistics Team 6

Progress on Our Strategic Priorities



Enhanced *Customer Experience*

- ✓ Unified and **personalized account relationships** with full solution selling
- ✓ New **Commercial Office** supporting global sales
- ✓ **Modern digital** and virtual reality tools



Strong *Talent & Culture*

- ✓ **Strong employee retention** (~8% voluntary turnover)
- ✓ **~70% employees ex-US** and increased **leadership diversity to >50%**
- ✓ Launched **new core values**
- ✓ Published **new CSR report**



Transformative *Innovation*

- ✓ Achieved **3 FDA EUAs** and **13 CE-marks** for new Dx product launches
- ✓ Primed **>75% of DAS product revenue** for NPI upgrades over next 12-36 months
- ✓ Incorporating **seamless automation and digital tools** across the portfolio



Focused *Operational Excellence*

- ✓ Improved **quote-to-delivery by ~20%**
- ✓ Launched **Total Quality Initiative** to embed systematic changes
- ✓ More transparent and **efficient order execution**

7

PerkinElmer Today



Diagnostics (Dx)
Life Sciences
Food
Applied
$3.8B
2020e revenue*
Discovery & Analytical Solutions (DAS)

~75%	~25%
Consumables, Services, Software	Instruments



~40%
Americas
~30%
Europe
~30%
Asia

2020 Performance†

Org. Rev Growth	Adj. Gross Margin	Adj. Op Margin	Adj. EPS Growth
↑ 29%	↑ 500+ bps	↑ 1000+ bps	↑ 90+ %

* Based on preliminary 4Q20 results, † Reconciliations of these non-GAAP items to GAAP are provided on our website and here (link)

8

Driving Value Creation Across the Portfolio

Value Creation Framework

- *Add Meaningful Scale*
- *Maximize Growth Accelerators*
- *Strengthen Core Right to Win*

➕ *Operational Excellence to Drive Margin & Efficiency*

Segment Deep Dives: Differentiated Positions

Discovery and Analytical Solutions

Virtual Life Science Event
December 2020

L-T Growth Outlook

+MSD

Diagnostics



COVID-19 response ***validates our foundational efforts***



Enhanced ***Diagnostics brand*** bolsters existing positions

L-T Growth Outlook

+HSD

L-T Outlook



Confidence in ***long-term value creation*** opportunities to drive strong shareholder returns

Focus of Today's Discussion

9

Transformative Diagnostics

Value Creation Framework

Add Meaningful Scale

Maximize Growth Accelerators

Strengthen Core Right to Win

\+ *Operational Excellence to Drive Margin & Efficiency*

Segment Deep Dives: Differentiated Positions

DAS

Virtual Life Science Event
December 2020

L-T Growth Outlook

+MSD

Diagnostics

1 COVID-19 response ***validates our foundational efforts***

Enhanced ***Diagnostics brand*** bolsters existing positions

L-T Growth Outlook

+HSD

L-T Outlook

Confidence in ***long-term value creation*** opportunities to drive strong shareholder returns

Focus of Today's Discussion

10

MOST SENSITIVE SARS-COV-2 DETECTION ASSAY Scaling Molecular 25M+ $350M+ Tests Shipped 2020e Revenue Lowest Limit-of-Detection Available on the Market 90x better than industry average New Coronavirus Nucleic Acid Detection Kit Note: FDA SARS-CoV-2 Reference Panel Comparative Data (link) 11MOST SENSITIVE SARS-COV-2 DETECTION ASSAY Scaling Molecular 25M+ $350M+ Tests Shipped 2020e Revenue Lowest Limit-of-Detection Available on the Market 90x better than industry average New Coronavirus Nucleic Acid Detection Kit Note: FDA SARS-CoV-2 Reference Panel Comparative Data (link) 11

Best-In-Class Extraction Portfolio Delivered at Scale



chemagic 360^{TM} and chemagic kits

Automated DNA and RNA Extraction


Superior
Performance

Leading sensitivity
best-in-class magnetic bead yield

Fully-automated
high-throughput processing


Global
Scale

>1,000
chemagic 360 placements in 2020

~75 million
chemagic tests sold in 2020

12

Differentiated SARS-CoV-2 Serology Solutions



GSP®/DELFIA® platform

DBS-based test for SARS-CoV-2 IgG

Total SARS-CoV-2 Serology:		
\$75M Revenue (2020)	+	***\$50M*** Backlog (2021)


Leveraging Capabilities

Combines **fully-automated newborn screening** with best-in-class **antibody assay technology**


Novel Sample Type

Easy-to-use sample collection with dried blood spot cards enables **point-of-care, decentralized sample collection**


High Throughput

Up to 5,000 samples per day

13

COMPLETE WORKFLOW SOLUTION ENABLED BY UNIFIED R&D TEAM Novel Innovation End-to-end automated workstation to streamline testing workflows and eliminate errors Flexibility to scale to meet current COVID-19 and future infectious disease testing needs, with best-in-class throughput up to 10K samples / day explorer™ Workstation for SARS-CoV-2 RT-PCR Modular system provides customized degrees of automation based on customer needs Workstations Placed/Ordered* >20 * since August 2020 launch (link) 14COMPLETE WORKFLOW SOLUTION ENABLED BY UNIFIED R&D TEAM Novel Innovation End-to-end automated workstation to streamline testing workflows and eliminate errors Flexibility to scale to meet current COVID-19 and future infectious disease testing needs, with best-in-class throughput up to 10K samples / day explorer™ Workstation for SARS-CoV-2 RT-PCR Modular system provides customized degrees of automation based on customer needs Workstations Placed/Ordered* >20 * since August 2020 launch (link) 14

Record Performance

REVENUE

>$1B

2020e COVID revenue

INSTALLED BASE

~1,750

new instruments placed across the portfolio

BRAND

Meaningful

Diagnostics

Brand Recognition

15

DIAGNOSTICS DEEP DIVE

VALUE CREATION FRAMEWORK	SEGMENT DEEP DIVES: DIFFERENTIATED POSITIONS		L-T OUTLOOK
Add Meaningful Scale *Maximize Growth Accelerators* *Strengthen Core Right to Win* ➕ *Operational Excellence to Drive Margin & Efficiency*	**DAS** Virtual Life Science Event December 2020 L-T Growth Outlook **+MSD**	**DIAGNOSTICS** COVID-19 response ***validates our foundational efforts*** 2 Enhanced ***Diagnostics brand*** bolsters existing positions L-T Growth Outlook **+HSD**	Confidence in ***long-term value creation*** opportunities to drive strong shareholder returns

Focus of Today's Discussion

16

IMMUNODIAGNOSTICS AT A GLANCE



Highlighted Portfolio Capabilities & Differentiators

Autoimmune	Allergy	Infectious Diseases	Other
#1 Autoimmune Testing	**#3 Allergy Testing**	**Leading Emerging Virus Menu**	**Expanded Neurodegenerative Testing**

~$1.0B	~85%
2020e Revenue	Recurring Revenue

Serviceable Addressable Market: **$4.5B**


~50%
Europe
~20%
Americas
~30%
Asia

HOW WE WIN

Scientific Expertise — ✓ Extensive menu with over 500 unique tests

Innovative Culture — ✓ Highly innovative global R&D collaborations

Technology Leadership — ✓ Precise detection capabilities for emerging diseases

17

IMMUNODIAGNOSTICS VALUE CREATION FOCUS

Strengthen
Core Right to Win

Maximize
Growth Accelerators

Add
Meaningful Scale

Automation

Share gain opportunities with random access instruments for any throughput



SuperFlex™ (CE-IVD)



Accentis

Lower / Point of Care — Throughput — *Higher*

18

IMMUNODIAGNOSTICS VALUE CREATION FOCUS

Strengthen
Core Right to Win

Maximize
Growth Accelerators

Add
Meaningful Scale

Infectious Disease

Scaling menu with further expansion into infectious disease


www.perkinelmer.com

PKamp™ Respiratory SARS-CoV-2 RT-PCR Panel Assay (CE-IVD)


EUROIMMUN
Anti-SARS-CoV-2 QuantiVac ELISA (IgG)

Anti-SARS-CoV-2 QuantiVac ELISA (IgG) (CE-IVD)

19

APPLIED GENOMICS AT A GLANCE

Highlighted Portfolio Capabilities & Differentiators

Liquid Handling / Automation	Nucleic Acid Isolation	NGS Sample Prep
#1 Platform-Agnostic Automation Provider	**Top-3 Automated RNA/DNA Extraction**	**Full Suite of Reagents**

~$550M
2020e Revenue

~65%
Recurring Revenue

Serviceable Addressable Market: **$3.0B**


~35%
Europe
~50%
Americas
~15%
Asia

HOW WE WIN

Customer Intimacy
- ✓ **20 years of expertise in "automating science"**

Application Expertise
- ✓ **Scalable liquid handling for high-throughput applications**

Complete Workflows
- ✓ **High quality, end-to-end workflow solutions**

20

APPLIED GENOMICS VALUE CREATION FOCUS Strengthen Differentiating Detection, Decentralization, Core Right to Win and Digitalization through “3Ds” Driving unparalleled Supporting Increasing Digital solutions Detection across the Decentralization to to support data and drive workflow expand our SAM actionable insights Maximize Growth Accelerators Example Offerings Across Workflow Add Meaningful Scale 21APPLIED GENOMICS VALUE CREATION FOCUS Strengthen Differentiating Detection, Decentralization, Core Right to Win and Digitalization through “3Ds” Driving unparalleled Supporting Increasing Digital solutions Detection across the Decentralization to to support data and drive workflow expand our SAM actionable insights Maximize Growth Accelerators Example Offerings Across Workflow Add Meaningful Scale 21

APPLIED GENOMICS VALUE CREATION FOCUS Driving innovation through internal R&D Strengthen Emerging efforts as well as investments Core Right to Win Technologies in promising start-ups Maximize Growth Accelerators Add PKeye Honeycomb HIVE Cell Drive Meaningful Scale (In development – launch in 2021) Mobile Lab Operations Monitor 22APPLIED GENOMICS VALUE CREATION FOCUS Driving innovation through internal R&D Strengthen Emerging efforts as well as investments Core Right to Win Technologies in promising start-ups Maximize Growth Accelerators Add PKeye Honeycomb HIVE Cell Drive Meaningful Scale (In development – launch in 2021) Mobile Lab Operations Monitor 22

Reproductive Health At A Glance



Highlighted Portfolio Capabilities & Differentiators

Prenatal (Biochemistry & NIPT)	Newborn (Immunoassay, MS & NGS)	Rare Disease Testing
#1 in Prenatal (Biochemical)	**#1 in Newborn Screening**	**Partner of Choice for Pharma**

~$450M
2020e Revenue

~95%
Recurring Revenue

Serviceable Addressable Market: **$3.5B**



~15%
Europe
~65%
Americas
~20%
Asia

How we win

Brand Strength	✓ **Strong Brand Recognition with Decades of Expertise**
Application Breadth	✓ **Global services with 'OMICS portfolio for rare disease detection**
Complete Workflows	✓ **Complete solution provider from instruments to software**

23

REPRODUCTIVE HEALTH VALUE CREATION FOCUS

Strengthen
Core Right to Win

Maximize
Growth Accelerators

Add
Meaningful Scale

Technology Breadth

Solidifying market leadership and customer loyalty with new molecular solutions



- ✓ Immunoassays
- ✓ Mass Spec
- ✓ Molecular


SMA
SCID
XLA

EONIS™ PCR Reagent Kits (CE-IVD)

24

REPRODUCTIVE HEALTH VALUE CREATION FOCUS Strengthen Democratizing Driving our global presence, with the end Core Right to Win goal of NIPT for every woman NIPT Favorable Macros for Future Growth Expanded insurance Maximize Growth Accelerators coverage in the US Increased need for affordable NIPT testing for all pregnant women, regardless of risk profile Add Supported by 4 new & ® Meaningful Scale Vanadis View impending publications 25REPRODUCTIVE HEALTH VALUE CREATION FOCUS Strengthen Democratizing Driving our global presence, with the end Core Right to Win goal of NIPT for every woman NIPT Favorable Macros for Future Growth Expanded insurance Maximize Growth Accelerators coverage in the US Increased need for affordable NIPT testing for all pregnant women, regardless of risk profile Add Supported by 4 new & ® Meaningful Scale Vanadis View impending publications 25

PUTTING IT ALL TOGETHER: SCALING OUR APPROACH FOR MAXIMIZED VALUE CREATION

Dx Revenue Mix (2020e)	SAM CAGR* ('18-'19)	PKI vs Market ('21+)	Value Creation Focus
ImmunoDx (51%)	7-9%	+	✓ Strong **brand equity** and **scientific expertise** in IVD ✓ **Expand technology offering** into low- and high-throughput markets ✓ **Whitespace opportunities** in post-COVID world (e.g., MDx)
Applied Genomics (27%)	4-6%	=	✓ **Complete sample-to-answer** workflow solutions ✓ **Best-in-class DNA/RNA extraction** binding affinity and throughput ✓ Opportunities to **bolster scale** through organic & inorganic investment
Reproductive Health (22%)	6-8%	=	✓ **Category leadership** across the core portfolio ✓ **Differentiated NIPT solution** to address rapidly evolving market ✓ **Uniquely positioned to tackle** rare disease molecular testing needs
PerkinElmer For the Better	6-8% WAMGR**	+ PKI vs WAMGR	Each business has a **strong value creation path**

* Internal company data; ** WAMGR = Weighted Average Market Growth Rate

26

LONG-TERM FINANCIAL OUTLOOK

VALUE CREATION FRAMEWORK

- *Add Meaningful Scale*
- *Maximize Growth Accelerators*
- *Strengthen Core Right to Win*

\+ *Operational Excellence to Drive Margin & Efficiency*

SEGMENT DEEP DIVES: DIFFERENTIATED POSITIONS

DAS

Virtual Life Science Event
December 2020

L-T Growth Outlook

+MSD

DIAGNOSTICS



COVID-19 response ***validates our foundational efforts***

Enhanced ***Diagnostics brand*** bolsters existing positions

L-T Growth Outlook

+HSD

L-T OUTLOOK



3

Confidence in ***long-term value creation*** opportunities to drive strong shareholder returns

Focus of Today's Discussion

27

Positioned for More Consistent and Faster Growth

Core PKI (excluding COVID-19)

3-Year Organic Growth Forecast



DAS
Dx
$1.7B
Food
6%
Applied
2-4%
LS
6%+
$1.0B
AG
4-6%
IDx
10%+
RH
5-10%
Total Core PKI
$2.7B
+MSD
+HSD
+5-7%

Growth Drivers

- ✓ Attractive End Markets
- ✓ Product Innovation
- ✓ Customer Experience
- ✓ Commercial Execution

Pathway to $4.0B+ in 2023



$2.7B
+550M
+350M
+400M
$4.0B+
✓ +5-7% organic growth per year
✓ $250M revenue from 2020 M&A*
✓ $100M+ durable COVID product revenue
✓ >$2.5B additional capital for M&A
✓ New post-COVID testing opportunities
✓ Pent up demand / catch up in '21-'23
2020 Core
Organic
Captured
Remaining
2023e

* Includes potential Oxford Immunotec acquisition

28

WITH A CLEAR PATH FOR MARGIN EXPANSION

Operating Profit Margins


bps
improvement
+75
Per year*
PKI
Dx
DAS
Corporate
20.7%
27.8%
19.4%
(2.0%)
2019
23%+
30%+
22%+
(2%)
2023e

Diagnostics Drivers

- ✓ Euroimmun gross margin
- ✓ COVID-19 recurring increase
- ✓ Volume leverage

DAS Drivers

- ✓ Analytical instruments
- ✓ Services
- ✓ Volume leverage & mix

* Assumes 75 bps in years 2021-2023

29

INCLUDING SIGNIFICANT CAPITAL DEPLOYMENT FLEXIBILITY Capital Deployed ($B) M&A & Investments (~80%) 4.0 • Prior success: $2.5B investments +2x/yr generates $0.5B+ (18%) of PKI PKI 3.3 revenue • Future focus: Diagnostics & Life Sciences, seed investments in transformative early-stage technology 3.2 M&A & 2.5 Investments Other (~20%) • Capex (8%): Step up for technology investments • Share buyback (10%): Manage float, 27% average annual return 0.8 0.8 Other • Dividend (2%): No plan to increase 2016-2020 2021e-2023e Net Debt <1.5x Leverage 3.0x 30INCLUDING SIGNIFICANT CAPITAL DEPLOYMENT FLEXIBILITY Capital Deployed ($B) M&A & Investments (~80%) 4.0 • Prior success: $2.5B investments +2x/yr generates $0.5B+ (18%) of PKI PKI 3.3 revenue • Future focus: Diagnostics & Life Sciences, seed investments in transformative early-stage technology 3.2 M&A & 2.5 Investments Other (~20%) • Capex (8%): Step up for technology investments • Share buyback (10%): Manage float, 27% average annual return 0.8 0.8 Other • Dividend (2%): No plan to increase 2016-2020 2021e-2023e Net Debt <1.5x Leverage 3.0x 30

PUTTING IT ALL TOGETHER: BY 2023, WE WILL HAVE … SCALE PERFORMANCE INVESTMENT $4B+ >$6.50 ~$4B Adjusted Deployable Revenue EPS Capital … driven by a focused value creation framework 31PUTTING IT ALL TOGETHER: BY 2023, WE WILL HAVE … SCALE PERFORMANCE INVESTMENT $4B+ >$6.50 ~$4B Adjusted Deployable Revenue EPS Capital … driven by a focused value creation framework 31

PerkinElmer will host an ANALYST DAY in Q2 2021 32 32PerkinElmer will host an ANALYST DAY in Q2 2021 32 32

Innovating for a healthier world ONE MISSION Countless Opportunities 33Innovating for a healthier world ONE MISSION Countless Opportunities 33

Exhibit 99.2

FINAL TRANSCRIPT

JP Morgan 39th Annual Healthcare Virtual Conference

Company Participants

James M. Mock, Senior VP & CFO

Prahlad R. Singh, CEO, President &Director

Masoud Toloue, VP/GM, Diagnostics

Other Participants

Tycho W. Peterson, Senior Analyst, JP Morgan

Presentation

Tycho W. Peterson

Good morning, everybody. Welcome to day one of the JPMorgan Healthcare Conference. I’m pleased to introduce our first company this morning, PerkinElmer. For those listening in on the webcast, we’ll do Q&A after about 20 minutes. There is a submit question function, so please submit questions if you want them addressed during the break.

With that, let me turn it over to Prahlad.

Prahlad R. Singh

Good morning. Thank you, Tycho. Good morning, everyone. Thank you for joining us this morning.

Before I share with you the progress PerkinElmer has made over the past 12 months, I wanted to invite your attention to our Safe Harbor statement and encourage you to visit the Investors section of the PerkinElmer website for additional details.

Starting on Slide 3.

While there has been a lot of uncertainty over the past 12 months, we at PerkinElmer have been having a resolute focus on executing on our strategic priorities.

Last year at the JPMorgan conference, I introduced our efforts around portfolio transformation and organizational alignment where we’ve put a lot of effort in over the past several months and years.

Today what you’ll hear from us is how we are leveraging that foundation to build a value creation framework by adding meaningful scale, maximizing our resources around the growth accelerators of Vanadis and EUROIMMUN, et cetera, and continuing to strengthen our core in markets where we have a right to win, such as life sciences and diagnostics. And all of this, while we’ve kept our eye on the ball around operational effciencies to ensure margin expansion and production efficiency.

All of this has positioned us well for future success, and we have strong confidence that we’ll create long-term value for our shareholders. To start with around portfolio transformation. Over the past five years, we’ve made a lot of effort to align our portfolio in attractive end markets of life sciences and diagnostics.

In 2020, we ended that being about 80% of our revenue stream. The product mix has now shifted to a point where 70% of our revenue comes from consumables, services and software, ensuring that our portfolio is resilient to economic vagaries.

Our acquisition strategy over the past five years has also ensured that we have broad geographic reach and our revenue is well balanced across the three big regions, with more than 1/3 of our revenue now coming from higher growth emerging markets.

And while we’ve done that, we’ve ensured that wherever there are gaps in our portfolio, we’ve continued to fill that and strengthened our capabilities by deploying more than $2.5 billion of capital over the past five years — and increasing our total addressable market in areas of adjacencies to about $70 billion, $75 billion.

Two recent examples of that have been Horizon and Oxford Immunotec. We announced the close of Horizon on December 23, and we announced the signing of Oxford last week. Both of these have zero overlap with our current product portfolio, and provide us exposure to markets where we don’t play today.

As publicly listed companies, they do provide us cost synergies. But what we are more excited about the fact that there are commercial synergies because of our channel reach across the globe and also technology synergies, say for example, around automation that we can bring into play with these two acquisitions.

I talked to you about organizational alignment last year, and this has been around unifying R&D, combining our commercial teams and centralizing our global operations. This has brought more product vitality, reduced our time to market, reduced our cost to serve while increasing customer intimacy.

But I think the one which is most relevant is during this pandemic, we were able to significantly de-risk our supply chain as we leveraged our global expertise around operations. So from that perspective, if you look at the slide on strategic priorities, right, this is where we’ve put our focus on.

How do we continue to improve our customer efficiency — experience by providing more digital tools to our teams? Again earlier, I’ve talked to you about innovation, as we’ve seen the number of EUAs and CE marks that came out last year. But at the same time, there was significant new core — non-COVID-related NPIs that were launched last year, which will have significant traction over the next several years.

And all of this has been done while we’ve kept our eye on operational excellence. Again a few metrics to point out: we’ve improved our core-to-delivery time by 20% and while at the same time, increasing transparency around the order execution process.

The one aspect I do want to highlight and one that we are really proud of is the effort that has been made by more than 13,000 employees across the globe. PerkinElmer is a very different company today than it was five years ago.

We have one of the strongest employee retention amongst our peers, more than 50% diversity at leadership level and more than 2/3 of our workforce is outside the U.S. We’ve done all of this while enhancing our ESG principles as evidenced by a recent CSR report that was released.

So this is something I’m really proud of and thankful for our employee base for what they did during the COVID-19 epidemic.

Today as a result of all of this, albeit helped by the tailwinds from COVID, PerkinElmer is a $3.8 billion company, equally divided between diagnostics and DAS, with less than 1/4 of our revenue now coming from instruments.

As you can see from the map on the slide, we are equally divided amongst the three big regions of Americas, Europe and Asia. I’m not going to go through the financials, you can read them. But needless to say we are really proud of our performance in 2020. And again I’m very thankful to our employees for that.

The question is, where do we go from here? And as I pointed out, we are focusing on how do we continue to create value across the portfolio? How do we make it a sustainable effort over the next several years? Jamey and the team did a deep dive around the Life Sciences business, which is a big component of our DAS portfolio.

Today I’m going to do a deep dive on Diagnostics and give you a sense of what our long- term outlook is and why we have confidence on value creation. To do that, I’ve got to start with our response around COVID-19. The effort that we have put around value creation around organizational alignment and around portfolio transformation, we expect that to yield dividends over the next few years.

But COVID-19, really, for us, became a live event that validated our foundational efforts. To start with, we were not the first ones to come out with a SARS-CoV-2 detection assay. But our PCR kit is the best in the market with the lowest limit of detection that is available today and it established us as a player in the molecular diagnostics market.

More than 25 million tests have been shipped, and it has generated more than $350 million revenue today. Similarly, around extraction, while we were known for our automation expertise, our customer base was not aware of the performance and the fully automated high throughput processing that chemagen provided. Its ability to do that with a shorter protocol time, while providing higher yield at a lower cost was what made chemagen a success in 2020 in the pandemic.

But more importantly, we have more than 1,000 units of installed base that our customers are using routinely on a daily basis and love it, and it’s generated more than — and it’s done more than 75 million tests in 2020.

As you look on the next slide, while I’ve talked about our serology solutions, this is more to give you a sense of how we are able to bring things together by unifying our R&D team. We are very well known in the newborn screening side with our fully automated solutions such as GSP. And at the same time, our processing there is how do we decentralize sample collection with the dry blood spot card and do automation in a centralized manner or testing in a centralized manner.

We were able to bring all of that together and are able to use our GSP platform while using dried blood spot sample collection to do more than 5,000 samples per day. This is going to become very relevant as we move to the vaccination phase.

Around serology, we and others saw a spike earlier in the year in 2020, and we’ve generated about $75 million in revenue in 2020, and we are entering 2021 with a backlog of more than $50 million.

Another example of how unifying our resources and putting critical mass together around R&D has yielded dividends for us. Customers were looking for an end-to-end automated workstation for COVID-19 testing. Our Explorer workstation is the best-in-class, generating more than — it can do a throughput of more than 10,000 samples per day. But more importantly, the flexibility that it provides to our customers by the modular way in which it is set up is really what makes it more unique.

And by the way our customers can replace PCR by a next gen sequencer and use the same system for next gen sequencing, or other forms of detection of testing post pandemic phase. We’ve got a very healthy pipeline here, and we continue to provide this to our customers who are very excited about this product.

So all in all, if you look at the results slides from COVID, we’ve generated more than $1 billion in revenue from COVID-19. We’ve installed more than 1,750 new instruments across the portfolio. But really, what makes this sustainable and more unique is it has established PerkinElmer Diagnostics as a global brand, which is here to stay.

So the question is really given our performance around COVID-19, how — what does our business — our Diagnostics business look like as we move forward? As you know, our Diagnostics business has got three subsegments around immunodiagnostics, applied genomics and our franchise portfolio around reproductive health. Starting with immunodiagnostics. While we are very well known for being a strong player and leader in autoimmune and allergy with an extensive menu portfolio, the uniqueness that we have is how we are able to leverage our detection capabilities, especially around emerging diseases, for example, Zika and now COVID-19 and bring tests to market fast.

But really, as we look forward, how do we create value for this portfolio? While we’ve got good automation around the middle throughput, for example, around ELISA with a EUROIMMUN portfolio, what we realize is that we needed to put automation in place, both at the lower end of throughput with a table top or a point-of-care and at a higher throughput for the larger reference labs.

We recently launched Superflex, which is a tabletop chemiluminescence random access automated 12-channel platform, which can be used by point-of-care and tabletop, smaller-sized customers, and Axentis is something we are looking forward to the launch of in 2021. That will continue to give us share opportunities as we expand the usage with our customer base.

But along the same lines, we are not just looking for the instrument side. If you look on the next slide, we talk about — there are two examples of how we continue to scale our menu. Our flu pack test, which is awaiting FDA approval and has been CE marked and is something that we are going to take de novo and a 510(k) so that it becomes a permanent part of our portfolio going forward as a flu test with the COVID-19 as one of the tests in it.

Similarly, around serology, we’ve got Quantivac which we recently got a CE mark for and will await FDA approval in 2021, it allows for quantification of the antibody tighter levels as we move into the vaccination phase, and it’s going to become very relevant. These are examples of test of how we continue to enhance our portfolio around immunodiagnostics.

Moving to Applied Genomics. While we’ve been well known for our automating science and our portfolio around liquid handling and extraction, really, the thing to keep in mind here is, as we talk to our customers, our voice of customers tells us is the need of the hour is flexible but validated workflows.

And this is where, if you look at the next couple of slides around our value creation focus there, we are focused around differentiating through three Ds; detection, decentralization and digitization.

With different sample types coming in, our customers are looking for an ability to have a validated but flexible workflow so they can put in stuff that they want or use components as per their convenience. Our total workflow provides them the ability to do that. At the same time, be able to do the testing in a decentralized manner. Because at the end of the day what our customers are looking for is how can they get — actually— have actionable insights with the data that they get out of the system.

But the underlying theme of all of this, what our customers are looking for, as you see on the next slide on emerging technologies, is for true walk away automation. Today when a test is done, a scientist or our technology is still standing and looking at the experiment ongoing.

We recently launched PKeye, which gives our customers a true option for walkaway automation. It’s a handheld monitor that a scientist technologist can use to modify, modulate or view the experiment that’s ongoing in the lab. At the same time, in Applied Genomics, we are continuing to invest in breakthrough technologies.

Honeycomb is one example of that. We expect to launch the portfolio there that provides for true decentralized single cell separation and storage, Honeycomb provides scientists and technologies the ability to separate and store single cells for later analysis. Clinicians and scientists are very interested in looking at transcriptome of single cells. And Honeycomb provides the ability to do that at a different point of time when the separation is done.

Most of the products that are out in the market, this has to be done in situ, so — because of the stability of the RNA. Honeycomb is unique from that perspective, and we are really excited about getting this out in the market next year.

Moving to reproductive health. This is really our franchise portfolio, with decades of expertise there and very strong brand recognition, both in prenatal and newborn streaming. Our efforts there is to continue to round out the OMICS portfolio around rare disease detection, both from a product and from PerkinElmer genomics services perspective.

If you look on the next slide, the technology around newborn streaming has evolved from clinical and biochemistry to immunoassays, mass spec and now molecular which is in the midst of where we are playing today not only from the instrument side, but even around the menu expansion strategy there.

We recently launched our EONIS Reagent, which looks at spinal muscular atrophy, SCID and XLA this has received CE-IVD, and we hope to have FDA approval in 2021. This will again expand our Reagent portfolio around rare diseases. But truly, our number one growth driver around reproductive health is Vanadis.

With the recent expansion of insurance coverage in the U.S., Vanadis is perfectly fitted to provide affordable NIPT testing for all pregnant women, regardless of the risk profile.

We’ve recently got some publications out and some are imminent, which is where most of our efforts have gone in 2020 because of the pandemic.

We have a very strong pipeline. And as soon as the market opens, we expect to start shipping Vanadis to our customers. There — again this is a product we are very excited about, and we see a lot of growth coming out of this.

Now if you put it all together, right, as we look at our approach over the past two, three years, this is a segment for us around immunodiagnostics supply, genomics and reproductive health, which has grown 6% to 8%, and we’ve typically grown above market. Given the value creation opportunities that I have laid out, we are very confident that we are going to grow above market in high single digits around Diagnostics.

If you should look at — over the past few years, we’ve not really given long-term targets or forecasts. Our intent, when I got into my role in January, was to provide that at the Analyst Day in 2020. Well, that did not happen because of the pandemic, we are going to have one in 2021, whether remote or in person, but I do want to provide you an insight into some long-term forecasts for the company.

To begin that, if you look at the slide that talks about consistent and faster growth. We are — if you exclude COVID, PerkinElmer is a $2.7 billion business, growing at 5% to 7% based on what I talked about Diagnostics today which will grow higher single-digit and DAS, which will grow mid-single digit. There are strong growth drivers, and we are very confident to do that.

We expect PerkinElmer to be a $4 billion-plus company in 2023. If you — I’ll not walk through each and every element of that column, but given the investments that we have made in and a very conservative estimate of $100 million in what we call durable COVID product revenue over the future, we feel very confident to reach that $4 billion number.

I’ll talk about capital deployment in a couple of slides, but this — I just wanted to lay out a path to $4 billion, which you can see on the right side of that slide.

I want to switch a little bit to margin expansion before I go to the capital deployment story. We ended 2019 at 20.7%. Our goal is to beat 23% operating margin in 2023. Now keep in mind, a good chunk of our $4 billion revenue is going to come from inorganic. Typically, when they come in, they are a little lower than our corporate operating margin.

For example, EUROIMMUN was in its late teens, but it has quickly come up to the mid-20s. We feel very confident that as we make the acquisitions, they’ll get there. So that’s why we’ve put a number of 23% as a target to confidently beat in 2023, from an operating margin perspective.

But the real story for us around our financials is our capital deployment flexibility. While COVID-19 changed a lot for us culturally in the company, made us more resilient, agile, truly what it has done is it has given us a very strong balance sheet that we can now leverage.

If you look at between 2016 to 2020, we typically deploy approximately $650 million on average per year. Over the next three years, we have an opportunity to double, nearly double that to about $1.2 billion per year in capital deployment.

The capital that we’ve deployed over the past five years has paid rich dividends, more than $500 million of our revenue now comes from the $2.5 billion of capital that we deployed over the past five years.

It’s a really good story, and we plan to continue on that path around life sciences and diagnostics. In addition, we expect to make some investments around technologies, such as new ERP solutions and keep our outstanding shares at the same level by doing some share buybacks. This again has been a good story for us, returning more than 27% over the past few years.

So all in all, putting it together, we feel confident of being a $4 billion-plus company in 2023, generating more than $6.50 in adjusted EPS, and we are very confident that we will get there especially if you keep in mind is that we’ve got more than $4 billion in capital to deploy.

I know I talked about this earlier, but we are going to hold an Analyst Day in Q2 of 2021, where we look forward to providing you a deeper dive into our business segments and more details around our longer-term forecast whether in person or virtual, we plan to do that in Q2 of 2021. I want to end the discussion by saying, again thank you to our employee base across the globe that has continued to focus on our mission of innovating for a healthier world.

Thank you very much. We’ll move to the Q&A session.

Questions And Answers

A - Tycho W. Peterson

All right. Thanks, Prahlad. Yes, in the last 15 minutes or so, we’ll jump into some questions. I want to start with the COVID dynamic. I’m wondering if you could talk to what you’re forecasting in terms of demand for PCR tests this year? Will the sensitivity of the test help it remain relevant post vaccine? How do you think about competing with some of the other high throughput automated solutions? Then obviously the new twist or the COVID variants, how are you positioned in terms of detecting some of the newer variants?

A - Prahlad R. Singh

Yes. So there are a lot of questions in there. So I’ll try and break it down, and there are some pieces where I’ll ask Masoud who heads our Diagnostics business to jump in. So Tycho we’ve — the one thing to keep in mind is that our RT-PCR business, especially in our COVID response is global in nature. It’s not just U.S. focused. We’ve got a lot going on outside the U.S., and I think that’s where — let’s start within period because that’s a question that is on top of our folks mine. Again there’s the S, the N and the ORF domains that you look for.

What we’ve — the variant today that’s out there is around the S protein. Our RT-PCR kit focuses around the N and the ORF protein. So we’ve, in fact, actually got an advantage that our — the false negatives that may come out from our variants is not seen from our test. Anything else to add on that?

A - Masoud Toloue

Yes. No. I think Prahlad, you got exactly — that’s exactly right. Our test is not affected by the variance that we’re seeing in the market. We believe that the FDA recently issued an alert about tests in the market that may be affected. We believe the best way to track these variances is going to be through sequencing. We hope to help in that affort with our workflow.

A - Prahlad R. Singh

Then around — looking forward, Tycho, I think RT-PCR test is here to stay at least for the near to midterm. You see was the vaccine implementation as it’s happening, we are still peaking in many regions around what’s going on with the COVID infection rates, and we haven’t seen any slowdown around that.

A - Masoud Toloue

Great. Yes, great. Yes. I think it’s difficult to predict exactly what will happen here, Tycho, but I think one thing is for sure, I think the labs will continue to ramp up. We’ve seen that over the Fourth Quarter, and I think we’ll continue to see that into the First Quarter. But the core book of COVID, understanding the trajectory of that will be something that we look at every single quarter.

A - Tycho W. Peterson

And how are you thinking about serology, that did drop-off in 3Q sequentially? Obviously that whole market hasn’t really taken off yet. As we think about the vaccine rollout, do you see that being -- becoming more of a material contributor?

A - Prahlad R. Singh

I think from two aspects. I don’t know how material it will be, Tycho. But I think one, as you see different vaccines have a different response rate, whether it’s antibody or T cell, I think serology will pay a role from two perspectives: one, to measure the antibody titer levels, and that’s where will be very helpful as it does that.

And the second also is as we look at epidemiology trends over the next several months and years, that’s where I think serology will play a role long — mid- to longer term. I think it’s tough to say what’s the size of that right now, depending on how the vaccination flow comes through.

A - Tycho W. Peterson

Then maybe a higher-level question on the kind of base business. You’ve lagged some of the peers just given the industrial exposure on a base business recovery. If we look at the preannouncement today you were down 3%. The guidance was down 4% to 6%, a little bit better than the preannouncement. But what’s your visibility in terms of a recovery in the base business for this year?

Yes. I mean I’ll start, and I’ll ask Jamey to jump in. Again, we beat our forecast around the base business, as you said, right? We’ve announced a negative 3% versus 4% to 6%. Keep in mind that there is no true comparison to where we play right?

Our Diagnostics, for example, is more than 50% in China. It is around autoimmune and allergy, right? That comes as part of what is now we call our base business. So there are different ways to look at this. But we feel — we’ve started seeing the turnaround, and we feel very good that this will start recovering in 2021. Then while that with the recent lockdown in U.K. If that does go into any other markets, how that will play? It’s uncertain, not just for us but for everyone else playing in there. Jamey?

A - James M. Mock

Yes. I mean it’s been a slow and steady recovery, Tycho. So in the Second Quarter, we were down 14%; in the Third Quarter, will be down 6%; this quarter, we’re down 3% with some difficult comps in there. So I think we’ve expected it to kind of recover over time, but to Prahlad’s point, it’s a pretty volatile world. So barring that, I think we’ll continue to see a nice recovery here.

A - Tycho W. Peterson

And the pre-COVID guide for that business had been high single digit, is that still kind of the longer-term bogey for the base business post COVID?

A - James M. Mock

No. I think what we put out today was 5% to 7%, Tycho. So I think that’s our long-term target here that we’re expecting here. That’s comprised of gas growing mid-single digits, which we laid out in December. Then Prahlad laid out today how we think Diagnostics will grow high single digits, and that led to a 5% to 7% rate.

A - Tycho W. Peterson

One of the things for Diagnostics, obviously there’s a lot of focus on the labs you’re opening up. So a couple of questions there. How should we think about in California and the U.K., what these businesses look like in 12 to 18 months post vaccine post COVID tailwinds trailing off ? And what value should people put on these labs relative to the reference labs that trade at 9x EBITDA, for example?

A - Prahlad R. Singh

Yes. Let me start as to how we are thinking strategically and then I’ll, again ask Jamey to jump in. Honestly, in both these places, the pandemic is rampant if you look at California and U.K. The focus of our focus and the state and the country’s focus is on battling the pandemic. So there have not really been deep level discussions with our partners as to what the future looks like.

But having said that, the initial discussions are positive is how we leverage this infrastructure post COVID in terms of population testing in terms of providing infrastructure and competencies to the state and the country so that they have the ability in the event something happens and while how do they leverage it in the meantime. I’ve given the example of Vanadis as one, the test that I talked about today. Again that’s a molecular test, which mostly state labs today don’t have the competency to do that. So there is the infrastructure, which they already have in place to be able to do that.

So it’s just looking at that and bringing in more infectious disease testing into the lab, along with rare diseases, as an example.

A - James M. Mock

Yes. What I’d add is not specific to the labs, but just in general, how we think about durable COVID revenue. So the $100 million that Prahlad laid out today was, if you look at the 1,750 instruments we put out there, we’ve kind of taken an approach to look at some amount of decommissioning and what is the utilization versus pre COVID levels? And assuming even a lower utilization than pre COVID levels, we think that $100 million is possible.

Hopefully, it’s more than that. But we think that, that’s at least a durable amount that these instruments will utilize that. It also applies to the labs that you’re talking about. But broadly speaking, that’s our kind of COVID durable revenue number that we’re tracking.

A - Tycho W. Peterson

Then for the labs, you’re opening, like in California, I think you’re around 20,000 tests a day. I know the high end of that outlook is about 150,000 per month. So can you just talk a little bit about what the early rollout has been? And how is the U.K. lab doing versus the California lab at this point?

A - James M. Mock

Yes. So in California, I mean the Governor had said, look, this is supposed to be supplemental testing. So it’s not to take away from current testing that was already available in the state of California. So they’ve gone to try to hit many different parts of demographics of California.

I think they have over 100 different sites that are now sending volume to the California lab. I think they’ve got a look at another 500 sites. So they’ve asked us to continue to ramp it. As you mentioned, today it’s at 20,000, and we expect that to continue to uptick over the near future here.

But they’re small sites. They’re veteran homes, nursing homes, they’re starting to look at schools, et cetera. So they get 100 to 200 samples per day so it’s ramping nicely.

In the U.K., similarly, the first site that was up it’s almost at 20,000 tests per day which is the maximum capacity there. Then Charnwood that is starting to ramp up, I think started at 20,000 and has the capacity to go to 50,000. So they’ve also been ramping nicely.

A - Tycho W. Peterson

Maybe a question on Oxford to the extent you’re able to comment since the deal hasn’t closed yet, but anything you can share on their COVID tests, time line for the EUA submission, how you think about the T cell immune response test? And they obviously have a big relationship with Quest, how do you think about that in relationship to your own labs that you’re opening up?

A - Prahlad R. Singh

Yes. And again just — maybe I’ll start with the last part first. Our intent and our strategy is not to be a reference lab. We are not looking to compete with Quest or LabCorp. In — specifically in the event of California, it was because of our partnership around newborn screening that the state invited us to partner with them and help set up this supplemental facility to support the state, as Jamey pointed out.

Now having said that, again as you pointed out, around Oxford, we can’t speak much because we’ve just signed but broadly speaking, we are excited about T cell. I think longer term, that’s an opportunity that we’ll continue to explore as to how it becomes another weapon in fighting the pandemic. But again, our relationship with Quest and LabCorp and all the reference labs are as they are our customers, and we continue to expect to support them now and in the future.

A - Tycho W. Peterson

Prahlad, you talked about capital deployment in your presentation. You’ve obviously done two interesting deals here with Horizon and Oxford, what’s your kind of bandwidth and capacity to look at additional M&A now? Or should we think about things on pause here for the near-term as you integrate these two businesses?

A - Prahlad R. Singh

We’ll be very active around M&A, Tycho. We’ve got the capital. We’ve got a strong balance sheet. I would love to do a large EUROIMMUN kind of size of deal. There are few and far of those around. But I think you will see us to be very eager and active in that space.

A - Tycho W. Peterson

Is there a lot you can do around Horizon? As we think about kind of cell engineering and pharma services there are a lot that you could do to kind of complement that business, both organically and inorganically?

A - Prahlad R. Singh

I think the benefit that, Tycho, Horizon brings to us that we played in the small molecule arena. We have got the imaging and detection portfolio around life sciences. It truly rounds us up by providing more around the gene and cell engineering and gene editing. This is where we didn’t play a role. So while we had the channel, while we had the reach, we did not have the portfolio, and it fills the gap there. So I think we are really excited about that. What it also does is that opens us up to continue to fill other portfolio gaps that might be in a space where we didn’t play a role today. So sort of the way I would think of it is Horizon is a foundation on which — or a platform on which we are going to continue to build our portfolio there.

A - Tycho W. Peterson

Maybe in the last minute here, just a question on some of the businesses that had been lagging and thinking about food and applied, in particular in China, has been kind of down low- to mid-single digits. Do you see those markets recovering here in the near term? Or is that more of kind of a back half of ‘21 story?

A - James M. Mock

Yes. I mean we’ve seen some recovery here, both in food and applied. I think it’s slow and steady, though. I think food, in particular, is one of the more volatile markets in this environment. Cannabis, certainly, the investments behind that had shut down for the most part of 2020, we’ve started to see a little bit of uptick here.

Then Applied, there’s been a slow recovery, but still down. But I think as we head into 2021, it’s off a relatively low base here.

A - Tycho W. Peterson

And any comments on just how pharma played out for you guys in the Fourth Quarter budget/dynamics, anything to note there?

A - James M. Mock

I was — I mean it played out quite nicely, and there was a lot of spending in the Fourth Quarter, how much budget flush, I’m not exactly sure, but Life Sciences was strong, particularly in the discovery side. I think we mentioned heading into the quarter that Informatics has a difficult comp.

So I think Discovery was strong. Informatics was still a great quarter. But — and a great year overall, but in the particular quarter, it was down substantially.

A - Tycho W. Peterson

Great. Well I think we’re running out of time. So we’ll leave it at that.

Appreciate you guys taking the time today. We’re going to see you again tonight. So thanks again.

A - Prahlad R. Singh

Thank you, Tycho.

A - James M. Mock

Thanks, Tycho.

Important Information Will Be Filed with the SEC

Further details of the acquisition of Oxford Immunotec (the “Acquisition”) and the U.K. High Court of Justice-sanctioned scheme of arrangement under Part 26 of the U.K. Companies Act 2006 between Oxford and its shareholders under which the Acquisition will be implemented (the “Scheme”) will be contained in the scheme document to be dispatched to (among others) Oxford’s shareholders and the proxy statement which will be filed with the United States Securities and Exchange Commission (“SEC”) and mailed to Oxford shareholders, copies of which will also be posted along with notices of the court meeting and general meeting and the forms of proxy. The scheme document and proxy statement will contain important information about the Company, Oxford, the Acquisition and related matters. Investors and security holders are urged to read the scheme document and proxy statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the scheme document and proxy statement and other documents filed with the SEC by the Company and Oxford through the web site maintained by the SEC at www.sec.gov, or free of charge from Oxford at www.oxfordimmunotec.com or by directing a request to Oxford at mtmclaughlin@oxfordimmunotec.com. Any voting decision or response in relation to the Acquisition should be made solely on the basis of the scheme document and the proxy statement.

The Company and Oxford, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Implementation Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the fiscal year ended December 29, 2019 and its proxy statement dated March 11, 2020, which are each filed with the SEC. Information regarding Oxford’s directors and executive officers is contained in Oxford’s Form 10-K for the fiscal year ended December 31, 2019 and its proxy statement dated April 29, 2020, which are each filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Implementation Agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the scheme document and proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements made herein contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to each company’s customers and end-markets, and plans concerning business development opportunities, acquisitions and divestitures. Words such as “believes,” “intends,” “anticipates,” “plans,” “expects,” “projects,” “forecasts,” “will,” “may,” “could” and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on the management of each company’s current assumptions and expectations and no assurances can be given that their assumptions or expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. These factors include, without limitation: the failure of all of the closing conditions of the proposed Acquisition to be satisfied, including receipt of requisite approvals by Oxford’s shareholders, and the sanction of the Scheme by the Court, which conditions may not be satisfied or waived; uncertainties as to the timing of the consummation of the Acquisition and the ability of each party to consummate the Acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the Implementation Agreement; the effect of the announcement or pendency of the proposed Acquisition on the Company’s or Oxford’s business, operating results, and relationships with customers, suppliers, competitors and others; risks that the proposed Acquisition may disrupt the Company’s or Oxford’s current plans and business operations; potential difficulties retaining employees as a result of the proposed Acquisition; risks related to the diverting of management’s attention from the Company’s or Oxford’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company or Oxford related to the Implementation Agreement or the proposed Acquisition; markets into which the parties sell products declining or not growing as anticipated; effect of the COVID-19 pandemic on sales and operations of the parties; fluctuations in the global economic and political environments; the ability of the parties to execute acquisitions (including the Acquisition) and license technologies, or to successfully integrate acquired businesses and licensed technologies; the failure of the Company or Oxford to maintain compliance with applicable government regulations; regulatory changes; the failure of the Company or Oxford to comply with healthcare industry regulations; economic, political and other risks associated with foreign operations; the ability to retain key personnel; significant disruption in information technology systems, or cybercrime; the ability of the Company to obtain future financing; the United Kingdom’s withdrawal from the European Union; the ability of the Company to realize the full value of Oxford’s intangible assets; significant fluctuations in the stock price of the Company or Oxford; and other factors which are described under the caption “Risk Factors” in the most recent quarterly report on Form 10-Q and in other filings with the SEC of each of the Company and Oxford.

The information contained in the Company’s filings with SEC, including in the Company’s Form 10-K for the fiscal year ended December 29, 2019 identifies other important factors that could cause actual results to differ materially from those stated in or implied by the forward-looking statements herein.

The information contained in Oxford’s filings with SEC, including in Oxford’s Form 10-K for the year ended December 31, 2019 identifies other important factors that could cause actual results to differ materially from those stated in or implied by the forward-looking statements herein.

The Company’s and Oxford’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon forward-looking statements. We anticipate that subsequent events and developments will cause our views to change. However, while the Company or Oxford may elect to update these forward-looking statements at some point in the future, each of the Company and Oxford specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s or Oxford’s views as of any later date.